                                                                    Exhibit 99.1

Contacts: Sabrina Sanchez                       Christine Rogers
          Ventana Public Relations              Investor Relations
          925-875-1968                          631-962-1160
          SABRINA.SANCHEZ@VENTANAPR.COM         CHRISTINE.ROGERS@FALCONSTOR.COM

              FALCONSTOR ANNOUNCES FIRST QUARTER FINANCIAL RESULTS

MELVILLE, N.Y., April 26, 2006--FalconStor Software, Inc. (Nasdaq: FALC), the
leading developer of proven data protection solutions, today announced its financial results for the first quarter ended March 31, 2006.

For the first quarter of 2006, revenues increased 10% to $9.2 million, compared with $8.4 million for the same period a year ago. Net loss for the quarter was
$3.6 million or $0.08 per share, which includes $2.3 million in expenses related to employee stock options. Net loss for the first quarter of 2006, excluding employee stock option expense, was $1.4 million or $0.03 per share compared with net income of $0.1 million and breakeven earnings per share for the first quarter of 2005.

The Company closed the quarter with $41.1 million in cash, cash equivalents and marketable securities, a $4.5 million increase from the previous quarter.
Deferred revenue at March 31, 2006, increased to $10.1 million, or 4%, compared with the previous quarter, and by 64% compared with the same period a year ago.

"Our revenues for the first quarter were lower than anticipated. The shortfall in revenues was due in part to seasonality and deals being delayed. In addition, we believe that we need to add resources to our sales and marketing team in order to realize the full potential of our existing opportunities, to establish our visibility in the marketplace, and to generate additional business prospects. We are taking immediate steps by adding additional field salespeople and system engineers, and additional marketing personnel, to reach these goals.
Despite the softness in first quarter revenues, we remain confident about the fundamentals of our business," said FalconStor Chairman and CEO, ReiJane Huai.

"We are actively leveraging our financial strength and strategic partnerships to broaden channel coverage and to increase enduser awareness," said Mr. Huai. "Our collaboration with the Tier-1 OEM announced last quarter--the world's largest chip maker and a leading manufacturer of computer, networking, and communications products--and with Huawei-3COM allow us to recruit and empower resellers to build turnkey storage appliances using pre-certified hardware and software. This approach for fast, simple solution implementation is validated by our strategic OEM partners and facilitates deployment of FalconStor technology to the extended enterprise by addressing the needs of remote and branch offices
(ROBO) while supporting our growth in the small and mid-sized business (SMB)
market.

"Moreover, our recently launched PrimeVaultSM initiative, which delivers cost-effective disaster recovery and backup hosting services over broadband, has been embraced by several partners in the telecom and IT industries," continued
Mr. Huai. "Earlier this month we announced our partnership with ChungHwa
Telecom, and we expect to announce additional PrimeVault partnerships in the second quarter of 2006. The PrimeVault services model enables our resellers to offer their enterprise and SMB customers reliable BCDR solutions with compelling price/performance, ease of deployment, and first class support.

"The management team remains committed and optimistic about FalconStor's competitive position and business outlook throughout 2006," Mr. Huai concluded.

                                       1

RECENT HIGHLIGHTS:

Validation by Tier-1 OEM partners during the first quarter of 2006 included a strategic relationship with global IP network solutions manufacturer Huawei-3Com
Technology and an agreement with MiTAC to deliver a turnkey data protection appliance offering enterprise class services for the SMB market. FalconStor also announced initiatives with European companies Synerway and Melrow to deliver enterprise-class, highly available solutions to SMBs and the remote/branch offices of large corporations.

On the partner front, FalconStor and 3Par announced the Utility Virtual Tape
Library, the industry's first utility-class virtual tape library solution.
FalconStor's industry-leading VirtualTape Library (VTL) software is coupled with
3Par's simple, scalable, fully-tiered Utility Storage to deliver a powerful and efficient VTL solution. The companies also announced a technical alliance to ensure that rigorous interoperability and availability tests are conducted between the 3PAR InServ(R) Storage Server and FalconStor VTL.

In April, McData launched the SpectraNetTM Replicator for Exchange, based on
FalconStor's IPStor(R) software, to dramatically improve local file, database or
Outlook mailbox recovery, or remote disaster recovery for Microsoft Exchange environments. Also, the largest FalconStor VTL OEM expanded its product line by introducing a new entry-level model that is designed for mid-size enterprises and branch offices.

In addition, two major resellers in Asia - LG-Hitachi in Korea and KEL
(Kanematsu Electronics Ltd.) in Japan - began offering FalconStor's VTL software.

Recently, each of the industry's leading magazines acknowledged the Company's commitment to its partners and the strength of its products. VARBUSINESS certified FalconStor as a "5 Star Partner." A team of users, industry experts, analysts, consultants and the editorial staff of STORAGE magazine and
SEARCHSTORAGE.COM selected FalconStor VTL as a "2005 Product of the Year" in the
backup and disaster recovery software category.

The company will host a conference call on Wednesday, April 26th at 4:30 p.m.
EDT, to discuss the results. To participate in the conference call, please dial:
Toll Free: 800-219-6110
International: 303-205-0044

To view the presentation, please copy and paste the following link into your browser and register for this meeting. Once you have registered for the meeting, you will receive an email message confirming your registration.
HTTPS://FALCONSTOR.WEBEX.COM/FALCONSTOR/J.PHP?ED=89885037&RG=1

Meeting Name: FalconStor Q1 2006 Earnings
Meeting number: 481 835 518
Meeting password: numbers

A conference call replay will be available beginning 4/26 at 6:30 PM EDT through
6:30 PM on 4/28. To listen to the replay of the call, dial toll free:
800-405-2236 or International: 303-590-3000, passcode: 11028096#, or visit our website at www.falconstor.com/investors.asp.

                                       2

NON-GAAP FINANCIAL MEASURES

The non-GAAP financial measures used in this press release are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. The Company's management refers to these non-GAAP financial measures in making operating decisions because they provide meaningful supplemental information regarding the
Company's operating performance. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures in this press release because we believe they are useful to investors in allowing for greater transparency to supplemental information used by management in its financial and operational decision-making.

                                ABOUT FALCONSTOR

FalconStor Software, Inc. (Nasdaq: FALC) is the premier developer of adaptive data protection solutions that optimize data center efficiency and business continuity for all IT infrastructures. The company's innovative storage virtualization, continuous data protection (CDP), disaster recovery, and virtual tape library (VTL) solutions integrate seamlessly to ensure rapid data recovery and simplified storage management. Available from major OEMs, system integrators, and resellers, FalconStor products - including award-winning
IPStor(R), VirtualTape Library, and DiskSafeTM software - are deployed worldwide by governments, educational institutions, and Fortune 1000 enterprises across industries including aerospace, energy production, financial services, healthcare, law, manufacturing, and telecommunications.

FalconStor is headquartered in Melville, N.Y., with offices throughout Europe and the Asia Pacific regions including Paris, Tokyo and Taiwan. FalconStor is an active member of the Storage Networking Industry Association (SNIA). For more information, visit www.falconstor.com or call 1-866-NOW-FALC (866-669-3252).

This press release includes forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include: delays in product development; market acceptance of FalconStor's products and services;
technological change in the storage and networking industries; competition in the network storage software market; the potential failure of FalconStor's OEM partners to introduce or to market products incorporating FalconStor's products;
intellectual property issues; and other risk factors discussed in FalconStor's reports on Forms 10-K, 10-Q and other reports filed with the Securities and
Exchange Commission.

FALCONSTOR SOFTWARE, FALCONSTOR, AND IPSTOR ARE REGISTERED TRADEMARKS OF
FALCONSTOR SOFTWARE, INC. IN THE UNITED STATES AND OTHER COUNTRIES. ALL OTHER
COMPANY AND PRODUCT NAMES CONTAINED HEREIN ARE OR MAY BE TRADEMARKS OF THE
RESPECTIVE HOLDERS.

                                       3

                                     FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                       CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                               March 31,               December 31,
                                                                                 2006                      2005
                                                                        ---------------------    ---------------------
                                                                             (Unaudited)
ASSETS
Current assets:
   Cash and cash equivalents .....................................           $ 22,276,669             $ 18,796,973
   Marketable securities .........................................             18,827,473               17,833,683
   Accounts receivable, net
                                                                                9,899,433               15,187,408
   Prepaid expenses and other current assets .....................                929,053                  911,715
                                                                             ------------             ------------

         Total current assets ....................................             51,932,628               52,729,779
                                                                             ------------             ------------

Property and equipment, net ......................................              5,338,097                5,277,609
Goodwill .........................................................              3,512,796
                                                                                                         3,512,796
Other intangible assets, net .....................................                259,674                  216,864
Other assets .....................................................              2,180,129                2,236,725
                                                                             ------------             ------------

         Total assets ............................................           $ 63,223,324             $ 63,973,773
                                                                             ============             ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable ...............................................           $    949,761             $  1,152,228
  Accrued expenses ...............................................              4,099,806                4,522,212
  Deferred revenue ...............................................              8,046,044                7,401,018
                                                                             ------------             ------------

         Total current liabilities ...............................             13,095,611               13,075,458

Deferred revenue .................................................              2,023,539                2,240,208
                                                                             ------------             ------------

         Total liabilities .......................................             15,119,150               15,315,666
                                                                             ------------             ------------

Commitments

         Total stockholders' equity ..............................             48,104,174               48,658,107
                                                                             ------------             ------------

         Total liabilities and stockholders' equity ..............            $63,223,324              $63,973,773
                                                                             ============             ============

                                                         4

                                 FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                   CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                 Three Months Ended
                                                                                      March 31,
                                                                      -----------------------------------------
                                                                              2006              2005
                                                                           (unaudited)         (unaudited)
Revenues:
Software license revenue .........................................        $  5,676,689       $  6,282,509
Maintenance revenue ..............................................           2,591,003          1,530,174
Software services and other revenue ..............................             940,628            579,353
                                                                          ------------       ------------
                                                                             9,208,320          8,392,036
                                                                          ------------       ------------

Operating expenses:
Amortization of purchased and capitalized software ...............             151,722            222,583
Cost of software services and other revenue ......................           1,984,597          1,327,217
Software development costs .......................................           4,607,103          2,667,391
Selling and marketing ............................................           4,904,005          3,505,219
General and administrative .......................................           1,321,294            986,026
                                                                          ------------       ------------
                                                                            12,968,721          8,708,436
                                                                          ------------       ------------
           Operating loss ........................................          (3,760,401)          (316,400)
                                                                          ------------       ------------

Interest and other income ........................................             286,651            186,586
                                                                          ------------       ------------

Loss before income taxes .........................................          (3,473,750)          (129,814)
                                                                          ------------       ------------

Provision for income taxes .......................................             163,136              4,015
                                                                          ------------       ------------

Net loss .........................................................        $ (3,636,886)      $   (133,829)
                                                                          ============       ============

Basic and diluted net loss per share .............................        $      (0.08)      $      (0.00)
                                                                          ============       ============

Weighted average basic and diluted shares
outstanding ......................................................          48,006,309         47,528,874
                                                                          ============       ============

                                                     5

                                         FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                           CONSOLIDATED STATEMENTS OF OPERATIONS
                                                    GAAP RECONCILIATION

                                                                                Three Months Ended
                                                                                  March 31, 2006
                                                          ----------------------------------------------------------------
                                                                                   (Unaudited)
                                                                                   Adjustment to
                                                                                   Exclude Stock
                                                                 GAAP            Option Expense (1)       Non-GAAP (2)
                                                                 ----            ------------------       ------------
Revenues:
Software license revenue...........................       $   5,676,689                                  $  5,676,689
Maintenance revenue................................           2,591,003                                     2,591,003
Software services and other revenue................             940,628                                       940,628
                                                          -------------                                  ------------
                                                              9,208,320                                     9,208,320
                                                          -------------                                  ------------

Operating expenses:
Amortization of purchased and capitalized software.
                                                                151,722                                       151,722
Cost of software services and other revenue........           1,984,597              (343,390)              1,641,207
Software development costs.........................           4,607,103            (1,054,961)              3,552,142
Selling and marketing..............................           4,904,005              (660,852)              4,243,153
General and administrative.........................           1,321,294              (205,317)              1,115,977
                                                          -------------          ------------            ------------
                                                             12,968,721            (2,264,520)             10,704,201
                                                          -------------          ------------            ------------
Operating loss.....................................          (3,760,401)            2,264,520              (1,495,881)
                                                          -------------          ------------            ------------

Interest and other income..........................             286,651                                       286,651
                                                          -------------                                  ------------

Loss before income taxes...........................          (3,473,750)            2,264,520              (1,209,230)
                                                          -------------          ------------            ------------

Provision for income taxes.........................             163,136                                       163,136
                                                          -------------                                  ------------

Net loss...........................................       $  (3,636,886)         $  2,264,520            $ (1,372,366)
                                                          =============          ============            ============

Basic and diluted net loss per share...............       $       (0.08)                                 $      (0.03)
                                                          =============                                  ============

Weighted average basic and diluted shares
outstanding........................................          48,006,309                                    48,006,309
                                                          =============                                  ============

(1)      Represents the Stock Option Expense associated with the adoption of FAS 123R.
(2)      The adjusted column excludes Stock Option Expense associated with the adoption of FAS 123R. This represents a non-GAAP financial measure as outlined previously in this press release.

                                                             6